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                                                                     EXHIBIT 1.1

                                                 GDC DRAFT Dated August 20, 1997

                                2,944,000 Shares

                            T&W FINANCIAL CORPORATION

                                  Common Stock

                             UNDERWRITING AGREEMENT


                                                               October ___, 1997


Oppenheimer & Co., Inc.
Oppenheimer Tower
World Financial Center
New York, New York  10281

On behalf of the Several Underwriters named on Schedule II attached hereto.

Ladies and Gentlemen:

        T&W Financial Corporation, a Washington corporation (the "Company"), and the persons named on Schedule I to this Agreement (individually, a "Selling Shareholder," and collectively, the "Selling Shareholders") propose to sell to you and the other underwriters named on Schedule II to this Agreement (the "Underwriters"), for whom you are acting as Representative, an aggregate of 2,560,000 shares (the "Firm Shares") of the Company's Common Stock, no par value per share (the "Common Stock"). In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 384,000 shares (the "Option Shares") of Common Stock from it for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."

        1. Sale and Purchase of the Shares. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

                (a) The Company and each Selling Shareholder, severally and not jointly, agrees to sell to the Underwriters the number of Firm Shares set forth opposite the name of the Company and such Selling Shareholder on Schedule I to this Agreement, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Selling Shareholders, at $_____ per share (the "Initial Price"), the number of Firm Shares set forth opposite the name of such Underwriter on Schedule II to this Agreement.


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                (b)     The Company grants to the several Underwriters an option
to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representative to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised, in whole or in part, at any time within 30 days after the date of this Agreement upon written or telegraphic notice, or verbal or telephonic notice confirmed by written or telegraphic notice, by the Representative to the Company no later than 12:00 noon, New York City time, at least two business days before the Option Shares Closing Date (as defined below), setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date (as defined below)) of such purchase.

        2. Delivery and Payment. Delivery by the Company and the Selling Shareholders of the Firm Shares to the Representative for the respective accounts of the Underwriters, and payment of the purchase price by wire transfer, certified or official bank check or checks payable in same day funds to the Company and the Selling Shareholders, shall take place at the offices of Oppenheimer & Co., Inc., at Oppenheimer Tower, World Financial Center, New York, New York 10281, at 10:00 a.m., New York City time (or such other place as may be agreed upon by the Company and the Representative), on the third (or, if the Firm Shares are priced, as contemplated by Rule 15c6-1(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after 4:30 p.m., Washington, D.C. time, the fourth) business day following the date of this Agreement, or at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and the Representative (such time and date of delivery and payment are called the "Firm Shares Closing Date").

        In the event the option with respect to the Option Shares is exercised, delivery by the Company of the Option Shares to the Representative for the respective accounts of the Underwriters, and payment of the purchase price by wire transfer, certified or official bank check or checks payable in same day funds to the Company shall take place at the offices of Oppenheimer & Co., Inc. specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date," and together, the "Closing Dates."

        Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representative shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section l(b) and shall be made available to the Representative for checking and packaging, at such place as is designated by the Representative, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).


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        3.      Registration Statement and Prospectus; Public Offering. The
Company has prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-_____), including a preliminary prospectus relating to the Shares, and has filed with the Commission the Registration Statement (as hereinafter defined) and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related preliminary prospectus have heretofore been delivered by the Company to you. The term "preliminary prospectus" means any preliminary prospectus (as described in Rule 430 of the Rules) included at any time as a part of the Registration Statement. The Registration Statement, as amended at the time and on the date it becomes effective (the "Effective Date"), including all exhibits and information, if any, deemed to be part of the Registration Statement pursuant to Rule 424(b) and Rule 430A of the Rules and any Registration Statement filed pursuant to Rule 462(b) of the Rules, is called the "Registration Statement." The term "Prospectus" means the prospectus in the form first used to confirm sales of the Shares (whether such prospectus was included in the Registration Statement at the time of effectiveness or was subsequently filed with the Commission pursuant to Rule 424(b) of the Rules).

        The Company understands that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representative deems advisable. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each preliminary prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

        4. Representations and Warranties of the Company. The Company and T&W Financial Services Company L.L.C. ("LLC"), jointly and severally, represent and warrant to each Underwriter as follows:

                (a) On the Effective Date the Registration Statement complied, and on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement shall become effective, on the date any supplement or amendment to the Prospectus is filed with the Commission and on each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act and the Rules and the Exchange Act, and the rules and regulations of the Commission thereunder; the Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or


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necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Notwithstanding the foregoing, neither the Company nor the LLC makes any representation or warranty as to the last paragraph on the cover page of the Prospectus, the legend with respect to stabilization on the inside front cover page of the Prospectus and the statements contained under the caption "Underwriting" in the Prospectus. The Company and the LLC acknowledge that the statements referred to in the previous sentence constitute the only information furnished in writing by the Representative on behalf of the several Underwriters specifically for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus.

                (b) All contracts and other documents required to be filed as exhibits to the Registration Statement have been filed with the Commission as exhibits to the Registration Statement.

                (c) The combined financial statements of the Company and its affiliates (including all notes thereto) included in the Registration Statement and Prospectus present fairly the financial position, the results of operations and cash flows and the shareholder' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply. Such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved and all adjustments necessary for a fair presentation of the results for such periods have been made.

                (d) BDO Seidman, LLP, whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

                (e) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Washington. The Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, limited liability company, partnership, joint venture, association or other business organization other than those listed on Exhibit A hereto (individually, a "Subsidiary," and collectively, the "Subsidiaries"). Each Subsidiary has been duly incorporated or formed and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation. The Company and each Subsidiary is duly qualified and in good standing as a foreign corporation or limited liability company, as the case may be, in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the


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assets or properties, business, results of operations, prospects or condition
(financial or otherwise) of the Company and the Subsidiaries, taken as a whole. Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary owns, leases or licenses any asset or property or conducts any business outside the United States of America and Canada. The Company and each Subsidiary has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease and license its assets and properties and conduct its businesses as now being conducted and as described in the Registration Statement and the Prospectus, except for such authorizations, approvals, consents, orders, material licenses, certificates and permits the failure to so obtain would not have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole; no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed in the Registration Statement and the Prospectus; and each of the Company and the LLC has all such corporate power and authority, and such authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and, in the case of the Company, to issue and sell the Shares (except as may be required under the Securities Act and state and foreign Blue Sky laws).

                (f) The Company and each Subsidiary owns or possesses adequate and enforceable rights to use all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as described in the Registration Statement and the Prospectus. Neither the Company nor any Subsidiary has received any notice or is aware of any infringement of or conflict with asserted rights of others with respect to any Intangibles which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

                (g) The Company and each Subsidiary has good title to each of the items of personal property which are reflected in the financial statements referred to in Section 4(c) or are referred to in the Registration Statement and the Prospectus as being owned by it and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectus as being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectus and those which do not and will not have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

                (h) Except as disclosed in the Registration Statement and the Prospectus, there is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or, to the Company's or the LLC's


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best knowledge, threatened (and neither the Company nor the LLC knows of no basis therefor) against, or involving the assets, properties or business of, the Company or any Subsidiary which would materially adversely affect the value or the operation of any such assets or properties or the business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

                (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise), of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business;
(ii) neither the Company nor any Subsidiary has sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and (iii) and since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor any Subsidiary has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any material transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

                (j) There is no document or contract of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. Each agreement listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or the applicable Subsidiary in accordance with its terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto. Neither the Company, any Subsidiary nor, to the best of the Company's or the LLC's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any Subsidiary of any other agreement or instrument to which the Company or such Subsidiary is a party or by which it or its properties or business may be bound or affected which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

                (k) Neither the Company nor any Subsidiary is in violation of any term or provision of its charter or bylaws or of any franchise, license, permit, judgment,


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decree, order, statute, rule or regulation, where the consequences of such violation would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

                (l) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party, or by which it or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any Subsidiary, or violate any provision of the charter or bylaws of the Company or any Subsidiary, except for such consents or waivers which have already been obtained and are in full force and effect.

                (m) The Company has an authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. All of the outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares, when issued and sold by the Company pursuant to this Agreement will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus.

                (n) There are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act. Each director and executive officer of the Company has delivered to the Representative an enforceable written agreement that each such person will not sell, offer to sell, contract to sell, pledge or otherwise dispose of or transfer, directly or indirectly, any shares of Common Stock, or any securities convertible into or exchangeable for, or any rights to purchase or acquire, shares of Common Stock, for a period of 180 days commencing on the date of the Prospectus without the prior written consent of Oppenheimer & Co., Inc., other than the Firm Shares to be sold by such person pursuant to this Agreement.

                (o) All necessary action has been duly and validly taken by the Company and the LLC to authorize the execution, delivery and performance of this Agreement and, in the case of the Company, the issuance and sale of the Shares by the Company. This


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Agreement has been duly and validly authorized, executed and delivered by the
Company and the LLC and constitutes the legal, valid and binding obligations of the Company and the LLC enforceable against the Company and the LLC in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

                (p) Neither the Company nor any Subsidiary is involved in any labor dispute nor, to the knowledge of the Company or the LLC, is any such dispute threatened, which dispute would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

                (q) No transaction has occurred between or among the Company or any Subsidiary and any of the Company's officers or directors, or any Affiliate (as defined in the Rules) of any such officer or director, that is required to be described in and is not described in the Registration Statement and the Prospectus.

                (r) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

                (s) The Company and each Subsidiary has filed all Tax Returns which are required to be filed through the date hereof, or has received extensions thereof, and has paid all Taxes, whether or not shown on such Tax Returns, to the extent that the same are material and have become due. No action, proceeding or investigation for the assessment or collection of Taxes by any Federal, state, local or foreign authority is pending, or to the best of the Company's or the LLC's knowledge, threatened against the Company or any Subsidiary, except such as would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole. Each of T&W Leasing, Inc., T&W Finance Corp. I, Finance Corp. II, and T&W Finance Corp. III elected to be treated as an S corporation under Sections 1361 through 1363 of the Internal Revenue Code of 1986, as amended (the "Code"), at the time of its incorporation and has maintained its qualification as an S corporation at all times since the time of such election. Each of T&W Financial Services Company L.L.C., T&W Funding Company I, LLC, T&W Funding Company IV, LLC and T&W Funding Company V, LLC qualified as a partnership for Federal and state tax purposes at the time of its formation and has maintained its qualification as a partnership Federal and state tax purposes at all times since the time if such formation. The term "Tax Return" means any Federal, state, local or foreign return, declaration, report, form, claim for refund or information return or statement, or any schedule, attachment or amendment thereto, relating to Taxes. The term Taxes means all Federal, state,


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local or foreign income, payroll, employee withholding, unemployment insurance, social security, sales, use, service use, leasing use, excise, franchise, gross receipts, value added, alternative or added-on minimum, estimated occupation, real and personal property, stamp transfer, workers' compensation, severance, windfall profits or other tax of the same or of a similar nature, including any interest, penalty, or addition thereto, whether disputed or not.

                (t) The Company has filed a registration statement pursuant to Section 12(g) of the Exchange Act to register the Common Stock. The Shares have been duly authorized for quotation on the Nasdaq Stock Market's National Market System.

                (u) Neither the Company nor any Subsidiary is, nor will they become upon the issuance and sale of the Shares by the Company as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus under the caption "Use of Proceeds," an "investment company or an entity "controlled" by and an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                (v) The Company and each Subsidiary maintains insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, insurance covering real and personal property owned or lease by the Company or such Subsidiary against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                (w) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that:
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of its financial statements in conformity with generally accepted accounting principals (including, without limitation, the recordation of securitization as necessary to permit the accounting treatment of such transactions in conformity with Statement of Financial Accounting Standard No.
125); (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for lease contracts is compared with the existing lease contracts in connection with securitizations and appropriate action is taken with respect to any differences.

                (x) The Company and each Subsidiary possess all permits, licenses and other authorizations that are required under all environmental laws, including, but not limited to, the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), Resource Conservation & Recovery Act (42 U.S.C.
Section 6901 et seq.), Safe Drinking Water Act (21 U.S.C. Sections 201, 300f), Toxic Substances Control Act (15 U.S.C. Section 349, 42 U.S.C. Section 7401 et seq.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), and any other laws of any applicable jurisdiction, relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants,


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chemicals or industrial, toxic or hazardous substances or wastes or under any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder (collectively, the "Environmental Laws"), except to the extent that the failure to possess any such permit, license or authorization would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole. The Company and each Subsidiary is in compliance with all terms and conditions of any such permits, except to the extent that the failure to comply with any such permit, license or authorization would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

                (y) There are no past or present events, conditions, circumstances, activities, facts, practices, incidents, actions, or plans relating to the business as presently being conducted by the Company or any Subsidiary that interfere with or prevent material compliance or continued material compliance with Environmental Laws, or which would be reasonably likely to give rise to any legal liability (whether statutory or common law) or otherwise would be reasonably likely to form the basis of any claim, action, demand, suit, proceeding, hearing, notice of violation, study, investigation, remediation or cleanup based on or related to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release into the workplace, the community or the environment of any pollutant, contaminant, chemical or industrial, toxic or hazardous substance or waste, except for any liabilities or any claims, demands or other actions specified above that will not individually or in the aggregate have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

                (z) The transactions contemplated by that certain Restructuring Agreement, dated as of October __, 1997 (the "Restructuring Agreement"), by and among the Company and the other parties thereto, other than contribution by the Company to the LLC of the net proceeds from the sale of the Shares to be sold by the Company pursuant to this Agreement and the issuance by the LLC to each of the Company and T&W Funding Company VI, LLC of their membership interests, have been consummated in accordance with the terms of such Restructuring Agreement.

                (aa) Neither the Company nor any Subsidiary does business with the government of Cuba or with any person or entity located in Cuba.

        5. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, hereby represents and warrants to each Underwriter as follows:

                (a) The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact with respect to the Selling Shareholder required to be stated therein or necessary in order to make the statements therein with respect to the Selling Shareholder not misleading; and on the date of the


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Prospectus, on the date any post-effective amendment to the Registration
Statement shall become effective, on the date any supplement or amendment to the Prospectus is filed with the Commission and on each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will not contain any untrue statement of a material fact or omit to state any material fact with respect to the Selling Shareholder required to be stated therein or necessary in order to make the statements therein with respect to the Selling Shareholder not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus did not contain any untrue statement of a material fact or omit to state any material fact with respect to the Selling Shareholder required to be stated therein or necessary in order to make the statements therein with respect to the Selling Shareholder not misleading.

                (b) Neither the execution, delivery and performance of this Agreement by the Selling Shareholder nor the consummation of any of the transactions contemplated hereby (including, without limitation, sale by the Selling Shareholder of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Selling Shareholder pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Selling Shareholder is a party, or by which it or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Selling Shareholder, except for such consents or waivers which have already been obtained and are in full force and effect.

                (c) The Selling Shareholder has delivered to the Representative an enforceable written agreement that the Selling Shareholder will not sell, offer to sell, contract to sell, pledge or otherwise dispose of or transfer, directly or indirectly, any shares of Common Stock, or any securities convertible into or exchangeable for, or any rights to purchase or acquire, shares of Common Stock, for a period of 180 days commencing on the date of the Prospectus without the prior written consent of Oppenheimer & Co., Inc., other than the Firm Shares to be sold by such Selling Shareholder pursuant to this Agreement.

                (d) The Selling Shareholder has delivered to the Representative a Custody Agreement and Power of Attorney with respect to the Shares to be sold by the Selling Shareholder to the Underwriters pursuant to this Agreement, and has deposited with the Custodian under the Custody Agreement the stock certificates representing such Shares, duly endorsed for transfer or accompanied by a duly executed stock power. The Selling Shareholder understand and acknowledges that the arrangements for such custody are irrevocable and that the obligations of the Selling Shareholder thereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of the Selling Shareholder, by operation of law or by the occurrence of any other event.

                (e) The Selling Shareholder is the record and beneficial owner of the Shares to be sold by the Selling Shareholder hereunder. Upon the sale and delivery of, and payment for, such Shares, as provided herein, the Selling Shareholder will convey good and marketable title to such Shares, free and clear of any security interests, liens, encumbrances, equities, claims, options, rights of third parties or other interests.

                (f) This Agreement, the Custody Agreement and the Power of Attorney have been duly and validly authorized, executed and delivered by the Selling Shareholder and constitute the legal, valid and binding obligations of the Selling Shareholder enforceable against the Selling Shareholder in accordance with their terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

                (g) The Selling Shareholder has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.


                (h) No transfer taxes are required to be paid in connection with the sale and delivery of the Firm Shares to be sold by the Selling Shareholders to the Underwriters hereunder.

        6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

                (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 7(a)(i) of this Agreement.

                (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Representative.

                (c) The representations and warranties of the Company, the LLC and the Selling Shareholders contained in this Agreement and in the certificates delivered pursuant to Sections 6(d)(i), (d)(ii) and (d)(iii) of this Agreement shall be true and correct when made and on and as of each Closing Date as if made on such date and the Company, the LLC and the Selling Shareholders shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

                (d) (i) The Representative shall have received on each Closing Date a certificate, addressed to the Representative and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date.

                (ii) The Representative shall have received on each Closing Date a certificate, addressed to the Representative and dated such Closing Date, of each the managing member of the LLC to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the LLC in this Agreement are true and correct in all material respects on and as of such Closing Date with the same effect as if made on such Closing Date and the LLC has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date.

                (iii) The Representative shall have received on each Closing Date a certificate, addressed to the Representative and dated such Closing Date, of each Selling Shareholder to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of such Selling Shareholder in this Agreement are true and correct in all material respects on and as of such Closing Date with the same effect as if made on such Closing Date and such Selling Shareholder has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by such Selling Shareholder at or prior to such Closing Date.

                (e) The Representative shall have received at the time this Agreement is executed and on each Closing Date a signed letter from BDO Seidman, LLP addressed to the Representative and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, confirming that they are independent certified public accountants within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

                        (i) in their opinion the combined financial statements included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules;

                        (ii) on the basis of a reading of the amounts included in the Registration Statement and the Prospectus under the headings "Prospectus Summary -- Summary Combined Financial Data" and "Selected Combined Financial and Operating Data," carrying out certain procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the Shareholders and directors of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to transactions and events subsequent to the date of the latest audited combined financial statements

                                (A)     the amounts in "Prospectus Summary --
Summary Combined Financial Data" and "Selected Combined Financial and Operating Data" included in the Registration Statement and the Prospectus agree with the corresponding amounts in the financial statements from which such amounts were derived; and

                                (B)     except as disclosed in the Registration
Statement and the Prospectus, nothing came to their attention which caused them to believe that, with respect to the Company, there were, at a specified date not more than five business days prior to the date of the letter: (i) any changes in the capital stock, any increases in notes payable - recourse, notes payable - nonrecourse and total liabilities, or any decreases in net investment in leases, total assets and total shareholders' equity of the Company, as compared with the amounts shown on the Company's combined balance sheet for the six month period ended June 30, 1997 included in the Registration Statement; and
(ii) for the period from July 1, 1997 to such specified date, any decreases in the lease contract revenue, gain on sale of leases and net income, as compared with the corresponding period in the preceding year.

                        (iii) they have performed certain other procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and reasonably specified by the Representative agrees with the accounting records of the Company.

        References to the Registration Statement and the Prospectus in this
Section 6(e) are to such documents as amended and supplemented at the date of the letter.

                (f) The Representative shall have received on each Closing Date from Graham & James LLP, counsel for the Company and the Selling Shareholders, an opinion, addressed to the Representative and dated such Closing Date, and stating in effect that:

                        (i) The Company and each Subsidiary has been duly incorporated or formed, as the case may be, and is validly existing as a corporation or limited liability, as the case may be, under the laws of its jurisdiction of incorporation or formation. The Company and each Subsidiary is duly qualified and in good standing as a foreign corporation or limited liability company, as the case may be, in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses makes such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

                        (ii) The Company and each Subsidiary has all requisite corporate power and authority to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus; and the Company has all requisite corporate power and authority and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and to issue and sell the Shares, other than those required under the Securities Act and state and foreign Blue Sky laws.

                        (iii) The Company has authorized and issued capital stock as set forth in the Registration Statement and the Prospectus; the certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company; all of the outstanding shares of Common Stock of the Company have been duly and validly authorized and have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, outstanding, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar right. To the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                        (iv) To the best of such counsel's knowledge, the beneficial ownership of the Company and its Affiliates, giving effect to the transactions described under the caption "The Restructuring" in the Prospectus, is as described in the Prospectus and the Company has no subsidiaries other than the Subsidiaries set forth in Exhibit A hereto.

                        (v) The agreement of each director and executive officer of the Company that each such person will not sell, offer to sell, contract to sell, pledge or otherwise dispose of or transfer, directly or indirectly, any shares of Common Stock, or any securities convertible into or exchangeable for, or any rights to purchase or acquire, shares of Common Stock for a period of 180 days commencing on the date of the Prospectus without the prior written consent of Oppenheimer & Co., Inc. has been duly and validly delivered by each such person and constitutes the legal, valid and binding obligation of each such person enforceable against each such person in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                        (vi) All necessary action has been duly and validly taken by the Company and the LLC to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company and the LLC and this Agreement constitutes the legal, valid and binding obligation of each of the Company and the LLC enforceable against the Company and the LLC in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal or state securities laws or the public policy underlying such laws.

                        (vii) Neither the execution, delivery and performance of this Agreement by the Company or the LLC nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to the terms of any indenture, mortgage, deed trust, note or other agreement or instrument of which such counsel is aware and to which the Company or any Subsidiary is a party or by which it or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation of which such counsel is aware or violate any provision of the charter or bylaws of the Company or any Subsidiary, where the consequences of such termination, acceleration, conflict, breach or default would have a material and adverse effect on the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

                        (viii) To the best of such counsel's knowledge, no default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition by the Company or any Subsidiary of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its assets or properties or businesses may be bound or affected, where the consequences of such default would have a material and adverse effect on the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

                        (ix) To the best of such counsel's knowledge, neither the Company nor any Subsidiary is in violation of any term or provision of its charter or bylaws or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a material and adverse effect on the assets or properties, businesses, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

                        (x) No consent, approval, authorization or order of any court or governmental agency or body is required for the performance of this Agreement by the Company or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

                        (xi) To the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company or any Subsidiary which would have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

                        (xii) The statements in the Prospectus under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources," "Management -- Benefit Plans," "-- Exeuctive Compensation," "Certain Transactions," "Principal and Selling Shareholders," "Description of Capital Stock" and "Shares Eligible for Future Sale," insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects and fairly present the information called for with respect to such documents and matters. All contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be.

                        (xiii) The Registration Statement, all preliminary prospectuses and the Prospectus and each amendment or supplement thereto (except for the financial statements and other financial and statistical data included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

                        (xiv) To the best of such counsel's knowledge, the Registration Statement has become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated.

                        (xv) To the best of such counsel's knowledge, the registration statement filed by the Company pursuant to Section 12(g) of the Exchange Act has become effective under the Exchange Act and no stop order suspending the effectiveness of such registration statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated.

                        (xvi) To the best of such counsel's knowledge, the Shares have been duly authorized for quotation on the Nasdaq Stock Market's National Market System.

                        (xvii) Neither the Company nor any Subsidiary is, nor will the Company or any Subsidiary become upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus under the caption "Use of Proceeds," and "investment company or an entity "controlled" by and an "investment company" as such terms are defined in the 1940 Act.

                        (xviii) Each Selling Shareholder has all requisite power and authority and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement, the Custody Agreement and Power of Attorney and to issue and sell the Firm Shares, other than those required under the Securities Act and state and foreign Blue Sky laws. To the best of such counsel's knowledge, upon the sale and delivery of, and payment for, such Firm Shares, as provided herein, each Selling Shareholder will convey good and marketable title to such Firm Shares, free and clear of any security interests, liens, encumbrances, equities, claims, options, rights of third parties or other interests.

                        (xix) The agreement of each Selling Shareholder that such person will not sell, offer to sell, contract to sell, pledge or otherwise dispose of or transfer, directly or indirectly, any shares of Common Stock, or any securities convertible into or exchangeable for, or any rights to purchase or acquire, shares of Common Stock, for a period of 180 days commencing on the date of the Prospectus without the prior written consent of Oppenheimer & Co., Inc. have been duly and validly executed and delivered by such each such person and constitute the legal, valid and binding obligation of each such person enforceable against each such person in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                        (xx) This Agreement, the Custody Agreement and the Power of Attorney have been duly and validly authorized, executed and delivered by each Selling Shareholder and constitute the legal, valid and binding obligations of each Selling Shareholder enforceable against such person in accordance with their respective terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal or state securities laws or the public policy underlying such laws.

        To the extent deemed advisable by such counsel, it may rely as to matters of fact on certificates of responsible officers of the Company or of Selling Shareholders and public officials and on the opinions of other counsel satisfactory to the Representative as to matters which are governed by laws other than the laws of the States of Washington and the

Federal laws of the United States; provided that such counsel shall state that in its opinion the Underwriters and such counsel are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representative and counsel for the Underwriters.

        In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representative and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements and notes thereto and other financial data, as to which such counsel need make no statement) on the date thereof and on the Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


                (g) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and its counsel and the Underwriters shall have received from Gibson, Dunn & Crutcher LLP a favorable opinion, addressed to the Representative and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Representative may reasonably request, and the Company and the Selling Shareholders shall have furnished to Gibson, Dunn & Crutcher LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                (h) The Representative shall have received no later than the time this Agreement is executed, the enforceable written agreement of each director and executive officer of the Company and each Selling Shareholder, in form and substance reasonably satisfactory to the Representative and its counsel, that each such person will not sell, offer to sell, contract to sell, pledge or otherwise dispose of or transfer, directly or indirectly, any shares of Common Stock, or any securities convertible into or exchangeable for, or any rights to purchase or acquire, shares of Common Stock for a period of 180 days commencing on the date of the Prospectus without the prior written consent of Oppenheimer & Co., Inc.

                (i) The Representative shall have received no later than the time this Agreement is executed, duplicate originals of the Custody Agreement and Power of Attorney with respect to the Shares to be sold by the Selling Shareholders to the Underwriters pursuant to this Agreement, duly executed on behalf of each Selling Shareholder (and the Custodian in the case of the Custody Agreement), and each Selling Shareholder shall have deposited with the Custodian under the Custody Agreement the stock certificates representing such Shares, duly endorsed for transfer or accompanied by a duly executed stock power.

                (j) The Company and the Selling Shareholders shall have furnished or caused to be furnished to the Representative such further certificates and documents as the Representative shall have reasonably requested.

        7.      Covenants of the Company.

                (a)     The Company covenants and agrees as follows:

                        (i) The Company shall prepare the Prospectus in a form approved by the Representative and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act, and shall promptly advise the Representative (A) when any amendment to the Registration Statement shall have become effective, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representative a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representative reasonably objects. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                        (ii) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (i) of this Section 7(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance. The Company shall furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of such amendment or supplement.

                        (iii) The Company shall make generally available to its security holders and to the Representative as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                        (iv) The Company shall furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representative may reasonably request.

                        (v)     The Company shall cooperate with the
Representative and its counsel in endeavoring to qualify the Shares for offer and sale under the laws of such jurisdictions as the Representative may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                        (vi) For a period of five years after the date of this Agreement, the Company shall supply to the Representative, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and to furnish to the Representative a copy of each annual or other report it shall be required to file with the Commission (including the Report on Form SR required by Rule 463 of the Rules).

                        (vii) Without the prior written consent of Oppenheimer & Co., Inc., for a period of 180 days after the date of this Agreement, the Company shall not issue, sell, offer to sell, contract to sell, pledge or otherwise dispose of or transfer, directly or indirectly, any equity securities of the Company, or any securities convertible into or exercisable or exchangeable for, or any rights to purchase or acquire, equity securities of the Company, other than the sale of the Shares by the Company pursuant to this Agreement and the issuance by the Company of: (i) options to purchase shares of Common Stock (and shares of Common Stock issuable upon the exercise of such options) in connection with the Company's 1997 Stock Option plan; (ii) shares of Common Stock in connection with the Company's 1997 Employee Stock Purchase Plan;
(iii) shares of Common Stock in connection with the Company's

1997 Director Stock Grant Plan; and (iv) 13,700 shares of Common Stock to be awarded to certain employees of the Company.

                        (viii) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq Stock Market's National Market System (including any required registration under the Exchange Act).

                        (ix) Prior to the Closing Date, the Company will not issue, directly or indirectly, without the Representative's prior written consent, which shall not be unreasonably withheld, any press release or other communication or hold any press conference with respect to the Company or its activities or this offering, other than trade releases issued in the ordinary course of the Company's business with respect to the Company's operations or as required by law.

                        (x) On the Closing Date, the Company will contribute to the LLC the net proceeds from the sale of the Shares to be sold by the Company pursuant to this Agreement and the LLC shall issue to each of the Company and T&W Funding Company VI, LLC membership interests in accordance with the terms of the Restructuring Agreement.

                (b) The Company agrees to pay, or reimburse if paid by the Representative, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company and the Selling Shareholders under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 7(a)(v), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representative and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the National Association of Securities Dealers, Inc. in connection with its review of the terms of the public offering; (vi) the furnishing (including costs of shipping and mailing) to the Representative and to the Underwriters of copies of all reports and information required by Section 7(a)(vi); (vii) inclusion of the Shares for quotation on the Nasdaq Stock Market's National Market System; and
(viii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company and the Selling Shareholders to the Underwriters. Subject to the provisions of Section 10, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the

Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters (other than as referred to in subsection (iii) above).

        8.      Indemnification.

                (a) The Company and the LLC (together, the "Company Indemnitors"), jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any breach of the representations and warranties of the Company Indemnitors contained herein; or (iii) any failure of the Company Indemnitors to satisfy the covenants or perform the obligations of the Company Indemnitors hereunder; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Representative for inclusion in the last paragraph on the cover page of the Prospectus, the legend relating to stabilization on the inside front cover page of the Prospectus or in the statements under the caption "Underwriting" in the Prospectus; This indemnity agreement will be in addition to any liability which the Company Indemnitors may otherwise have.

                (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact with respect to such Selling Shareholder contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact with respect to such Selling Shareholder required to be stated therein or necessary to make the statements therein with respect to such Selling Shareholder not misleading; (ii) any breach of the representations and warranties of such Selling Shareholder contained herein; or (iii) any failure of such Selling Shareholder to satisfy the covenants or perform the obligations of such Selling Shareholder hereunder; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Representative for inclusion in the last paragraph on the cover page of the Prospectus, the legend relating to stabilization on the inside front cover page of the Prospectus or in the statements under the caption "Underwriting" in the Prospectus; and provided further, that the obligation of such Selling Shareholder to indemnify any Underwriter (including any person controlling such Underwriter) shall be limited to the net proceeds received by such Selling Shareholder from such Underwriter.

                (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, each officer of the Company who signs the Registration Statement and the Selling Shareholders against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by the Representative for inclusion in the last paragraph on the cover page of the Prospectus, the legend relating to stabilization on the inside front cover page of the Prospectus or in the statements under the caption "Underwriting" in the Prospectus; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) and any Selling Shareholder shall be limited to the net proceeds received by the Company or such Selling Shareholder from such Underwriter.

                (d) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 8(a), 8(b) or 8(c) shall be available to any party who shall fail to give notice as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

        9. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 8 is due in accordance with its terms but for any reason is held to be unavailable from the Company Indemnitors or the Selling Shareholders, the Company Indemnitors, the Selling Shareholders and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company Indemnitors or the Selling Shareholders from persons other than the Underwriters, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company Indemnitors, the Selling Shareholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 8 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company Indemnitors and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company and the Selling Shareholders, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company Indemnitors and the Selling Shareholders or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company and the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company Indemnitors, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) the Company Indemnitors and the Selling Shareholders shall be liable and responsible for any amount in excess of such underwriting discount; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and
(ii) in the immediately preceding sentence of this Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter's obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

        10. Termination. This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representative by notifying the Company at any time:

                (a) in the absolute discretion of the Representative at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representative will in the near future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representative, inadvisable to proceed with the offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the reasonable judgment of the Representative, inadvisable or impracticable to market the Shares; (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc. or the over the counter market has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchange or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; (v) if a banking moratorium has been declared by any state or Federal authority; or (vi) if there has been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business; or

                (b) at or before any Closing Date, that any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement.

        If this Agreement is terminated pursuant to any of its provisions, the Company and the Selling Shareholders shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or the Selling Shareholders, except that (y) if this Agreement is terminated by the Representative or the Underwriters because of any failure, refusal or inability on the part of the Company or the Selling Shareholders to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason (such reason being the occurrence of one of the events set forth in Section 10(a)) sufficient to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company, the Selling Shareholders or the other Underwriters for damages occasioned by its failure or refusal.

        11. Substitution of Underwriters. If one or more of the Underwriters shall fail, other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 10, to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representative may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representative may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the

Representative, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date:

                (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 11 by more than one-ninth of such number of Shares without the written consent of such Underwriter; or

                (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representative to purchase such Shares upon the terms set forth in this Agreement.

        In any such case, either the Representative or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representative and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company or the Selling Shareholders and without liability on the part of the Company Indemnitors and the Selling Shareholders, except in both cases as provided in Sections 7(b), 8, 9 and 10. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company, the Selling Shareholders or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

        12. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, the LLC, the Selling Shareholders and the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company, the Selling Shareholders or any of the officers, directors or controlling persons referred to in Sections 8 and 9 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 7(b), 8, 9 and 10 shall survive the termination or cancellation of this Agreement.

        This Agreement has been and is made for the benefit of the Underwriters, the Company, the Selling Shareholders and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

        All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing,
(a) if to the Representative, Oppenheimer & Co., Inc., Oppenheimer Tower, World Financial Center, New York, New York 10281 Attention: Mark C. Biderman, and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement.

        This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

        This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. Please confirm that the foregoing correctly sets forth the agreement among us.

                                       Very truly yours,

                                       T&W FINANCIAL CORPORATION

                                       By:______________________________________

                                       Michael A. Price, Chief Executive Officer

                                       T&W FINANCIAL SERVICES COMPANY  L.L.C.

                                       By:______________________________________


                                       -----------------------------------------
                                                               , Managing Member


                                       -----------------------------------------
                                       Michael A. Price


                                       -----------------------------------------
                                       Thomas W. Price


                                       -----------------------------------------
                                       Kenneth W. McCarthy, Jr.


                                       -----------------------------------------
                                       Paul B. Luke

Confirmed:

OPPENHEIMER & CO., INC.

Acting on behalf of itself and as representative of the several Underwriters named in Schedule II annexed hereto.

OPPENHEIMER & CO., INC.

By: ________________________________________
    Mark C. Biderman, Managing Director

                                    EXHIBIT A

                                  Subsidiaries

T&W Leasing, Inc., a Washington corporation
T&W Financial Services Company L.L.C., a Washington limited liability company T&W Finance Corp. II, a Delaware corporation
T&W Finance Corp. III, a Delaware corporation
T&W Funding Company I, LLC, a Delaware limited liability company
T&W Funding Company IV, LLC, a Delaware limited liability company
T&W Funding Company V, LLC, a Delaware limited liability company

                                                 GDC DRAFT Dated August 20, 1997


                                   SCHEDULE I



                                             Number of
                                            Firm Shares
Name                                        to Be Sold
----                                        ----------

T&W Financial Corporation                    2,200,000
Michael A. Price                               166,000
Thomas W. Price                                 80,000
Kenneth W. McCarthy, Jr                         57,000
Paul B. Luke                                    57,000


       Total
                                             ---------
                                             2,560,000

                                                 GDC DRAFT Dated August 20, 1997


                                   SCHEDULE II



                                            Number of
                                          Firm Shares to
Name                                       Be Purchased
----                                      --------------

Oppenheimer & Co., Inc.


       Total
                                             ---------